                            SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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                           THE TARGET PORTFOLIO TRUST
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                         THE TARGET PORTFOLIO TRUST(R)
                          INTERNATIONAL BOND PORTFOLIO

                            ------------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT

                                  MAY 25, 2001

                            ------------------------

TO THE SHAREHOLDERS:

     On February 27, 2001, at a regular meeting of the Board of Trustees of The Target Portfolio Trust(R) (Target), the Trustees approved a new subadvisory agreement for the International Bond Portfolio of Target. The subadvisory agreement approved by the Board of Trustees was entered into between Prudential Investments Fund Management LLC, the Trust's investment manager, and Fischer Francis Trees & Watts, Inc., a wholly-owned subsidiary of Charter Atlantic Corporation. This information statement informs you of the circumstances surrounding the Board's approval of the new subadvisory agreement and provides you with an overview of its terms.

                                          By order of the Board,

                                          GEORGE P. ATTISANO
                                            Secretary


THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                         THE TARGET PORTFOLIO TRUST(R)
                          INTERNATIONAL BOND PORTFOLIO

                                 (800) 225-1852

                            ------------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

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                             INFORMATION STATEMENT

                                  MAY 25, 2001

                            ------------------------

     This information statement is being furnished to the shareholders of the International Bond Portfolio of The Target Portfolio Trust (Target or the Trust), in lieu of a proxy statement, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (SEC). The exemptive order permits the Trust's manager to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

     The Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Delaware business trust. The Trust's trustees are referred to here as the "Board," "Board Members" or "Trustees." The Trust's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


     We are providing shareholders of the International Bond Portfolio of Target (the Portfolio) as of March 2, 2001 with this information statement. This information statement relates to the approval by the Trustees of a new subadvisory agreement dated March 2, 2001 between Prudential Investments Fund Management LLC (PIFM or the Manager) and Fischer, Francis, Trees & Watts, Inc.
(FFTW), which is a wholly-owned subsidiary of Charter Atlantic Corporation, with respect to the International Bond Portfolio of Target (the Subadvisory Agreement), a copy of which is attached hereto as Exhibit A.


     The Portfolio will pay for the costs associated with preparing and distributing this information statement to its respective shareholders. This information statement will be mailed on or about May 25, 2001.

THE TARGET PROGRAM

     Target consists of ten separate investment portfolios, including the International Bond Portfolio. Shares of the portfolios are offered to participants in the Prudential Securities Target Program (the Target Program), an investment advisory service that provides to investors asset allocation proposals with respect to the portfolios based on an evaluation of the investor's investment objectives and risk tolerances. The Target Program or shares of Target (without participation in the Target Program) are also available to banks, trust companies and other investment advisory services that maintain securities accounts with Prudential Securities Incorporated (Prudential Securities) and to certain fee-based programs sponsored by Prudential Securities and its affiliates, which include mutual funds as investment options and for which the portfolios are an available option without payment of the Target Program fee. Participation in the Target Program is subject to payment of a program fee that is separate from the portfolios' management fees. For all accounts other than Individual Retirement Accounts and qualified employee benefit plans (collectively, Plans), the quarterly advisory fee is charged at a maximum annual rate of 1.00% of assets held in a Target Program account invested in income portfolios, such as the International Bond Portfolio, and 1.50% of assets invested in equity portfolios. For Plans, the quarterly advisory fee is charged at the maximum annual rate of 1.25% and 1.35% of assets invested in equity portfolios and income portfolios, respectively.

THE MANAGER


     Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust's manager under management agreements dated as of November 9, 1992. PIFM is a wholly-owned subsidiary of PIFM Holdco, Inc, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential). As of March 31, 2001, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $96.7 billion. Information concerning the Trust's current management arrangements can be found in Exhibit B. Information concerning officers of the Trust is set forth in Exhibit C.


SHAREHOLDER REPORTS

     Target's most recent annual report for the fiscal year ended December 31, 2000 has been sent to its shareholders. The Trust's most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

SHAREHOLDINGS

     The table below sets forth the Portfolio's net asset value and number of outstanding shares as of April 30, 2001.

                                                                  NET         SHARES
PORTFOLIO                                                     ASSET VALUE   OUTSTANDING
---------                                                     -----------   -----------
International Bond Portfolio................................     $7.56       2,468,028


     Management does not know of any person who owned beneficially 5% or more of the shares of the International Bond Portfolio of Target as of April 30, 2001. To the knowledge of management, the executive officers and Board Members of the Trust, as a group, owned less than 1% of the outstanding shares of the International Bond Portfolio as of April 30, 2001.


                           NEW SUBADVISORY AGREEMENT

     On February 27, 2001, the Trustees, including a majority of the Independent Trustees, unanimously approved the Subadvisory Agreement and the selection by PIFM of FFTW to replace Delaware International Advisers LTD. (DIAL) as subadviser to the Portfolio. At that time, the Trustees also unanimously approved termination of the previous subadvisory agreement between the Trust's Manager and DIAL for the reasons set forth below.

     The Trustees terminated DIAL as a subadviser to the Portfolios for a number of reasons. First, the Portfolio had been underperforming the Salomon Smith Barney World Government Bond Index (WB Index), a benchmark securities index for the Portfolio, and industry medians for similar funds. Second, DIAL's strategy had not tracked closely enough to the WB Index, which made the Portfolio's performance more volatile relative to that index. PIFM recommended FFTW to the Trustees as a replacement for DIAL. See "Board Consideration of Subadvisory Agreement" below.


     The Subadvisory Agreement contains terms and conditions similar to those of the subadvisory agreement with DIAL, except as more fully described below under "Board Consideration of Subadvisory Agreement." See "Terms of Subadvisory Agreement" below. FFTW renders investment advice to the Portfolio in accordance with the investment objective and policies of the Portfolio and also makes investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of PIFM.


     Section 15 of the Investment Company Act requires that a majority of the Portfolio's outstanding voting securities approve its subadvisory agreement. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to Target, PIFM and any future open-end management investment company managed by PIFM, provided that such investment company operates in substantially the same manner as Target and complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions (including approval by the Trust's shareholders, which approval was received on October 30, 1996), PIFM may now enter into subadvisory agreements on behalf of the Trust without receiving prior shareholder approval. Thus, execution and implementation of the Subadvisory Agreement did not require shareholder consent.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENT


     At a regular meeting of the Board at which all of the Trustees were in attendance, the Board of Trustees considered and unanimously approved the Subadvisory Agreement on February 27, 2001. In considering the approval of the Subadvisory Agreement, the Trustees, including those Trustees who are not interested persons of the Trust, PIFM or FFTW (the Independent Trustees), considered whether the approval of the Subadvisory Agreement was in the best interests of the Trust and the shareholders of the Portfolio. At the meeting, the Trustees reviewed materials furnished by PIFM and FFTW and met with representatives of FFTW. The Trust's Manager stressed the risk-controlled total return investment philosophy, long-term performance record, investment performance characterized by a low tracking error, a diversified team of investment personnel that specialized in country, foreign exchange and spread products and low personnel turnover. Among other things, the Trustees considered FFTW's performance record relative to DIAL, its performance compared to the WB Index, its investment discipline and its personnel, facilities and compliance procedures. The Board also considered the nature, quality and extent of services expected to be provided to the Portfolio by FFTW as well as the reputation of FFTW in the asset management industry.



     The Trustees discussed and reviewed the terms of the Subadvisory Agreement. With the exception of new provisions regarding the ability of FFTW to delegate its responsibilities under the agreement to certain affiliates, confidentiality terms, PIFM's continual evaluation of FFTW's performance and periodic reports to the Board, a requirement that FFTW give PIFM notice of any anticipated change in control of FFTW, FFTW making its employees available to consult with those associated with the Trust and permitting its associated persons to serve as Trust officers or Trustees if elected, and the elimination of a noncompetition clause, the material terms of the Subadvisory Agreement were substantially the same as those in the prior subadvisory agreement in effect with DIAL. It was noted that the compensation to be received by FFTW was identical to compensation received by DIAL.


     Based upon their review, the Trustees concluded that the Subadvisory Agreement was in the best interests of the Trust and the shareholders of the Portfolio, and that the fee would remain unchanged. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, unanimously approved the Subadvisory Agreement.

INFORMATION CONCERNING FFTW


     FFTW specializes in managing U.S., international and global fixed income portfolios for institutional clients. FFTW's parent is Charter Atlantic Corporation, a New York corporation. The address of FFTW is 200 Park Avenue, New York, New York 10166. As of March 31, 2001, FFTW and its global affiliates were responsible for managing global assets of approximately $33 billion. FFTW may delegate responsibilities such as research, trade execution and portfolio strategy implementation to its affiliates, Fischer Francis Trees & Watts (UK), Fischer Francis Trees & Watts Ltd. Pte. (Singapore) and Fischer Francis Trees & Watts KK (Japan).



     Exhibit D contains information about the other U.S. mutual funds managed by FFTW with investment objectives and strategies similar to those of the Portfolio. Exhibit D also lists the principal executive officer, managing directors and parent companies of FFTW.


TERMS OF SUBADVISORY AGREEMENT

     The following summary of the Subadvisory Agreement is qualified in its entirety by reference to the copy of the Subadvisory Agreement attached as Exhibit A to this information statement.

     Under the Subadvisory Agreement, FFTW is compensated by PIFM (and not the Portfolios) at an annual rate of 0.30% of the Portfolio's average net assets managed by FFTW. The Subadvisory Agreement provides that, subject to PIFM's and the Board of Trustees' supervision, FFTW is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, FFTW also provides PIFM with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

     Duration and Termination. The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio,
(2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with PIFM, and (3) the Subadvisory Agreement may be terminated at any time by FFTW or PIFM on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

     Liability. The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, FFTW will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

SHAREHOLDER PROPOSALS

     As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Trust Instrument. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                          GEORGE P. ATTISANO,
                                          Secretary

Dated: May 25, 2001

                                                                       EXHIBIT A

                           SUBADVISORY AGREEMENT WITH
                      FISCHER FRANCIS TREES & WATTS, INC.
                           THE TARGET PORTFOLIO TRUST
                          INTERNATIONAL BOND PORTFOLIO

                             SUBADVISORY AGREEMENT

     Agreement made as of this 2nd day of March, 2001 between Prudential Investments Fund Management LLC ("PIFM" or the "Manager") and Fischer Francis Trees & Watts, Inc. (the "Subadviser").

     WHEREAS, the Manager has entered into a Management Agreement, dated November 9, 1992 (the "Management Agreement"), with The Target Portfolio Trust (the "Trust"), a Delaware business trust, on behalf of the International Bond Portfolio (the "Portfolio"), a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which PIFM acts as Manager of the Portfolio; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Portfolio and to manage such portion of the Portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the investment operations of the Portfolio as the Manager shall direct and shall manage the composition of the Portfolio's portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in its prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

             (i) The Subadviser shall provide supervision of such portion of the Portfolio's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

             (ii) The Subadviser may delegate its responsibilities under this agreement to its affiliated entities Fischer Francis Trees & Watts (UK), Fischer Francis Trees & Watts Ltd. Pte. (Singapore) and Fischer Francis Trees & Watts KK (Japan), although it will remain liable for the acts of these entities as if such delegation had not occurred.

             (iii) In the performance of its duties and obligations under this Agreement, the Subadviser and its affiliated entities shall act in conformity with the Declaration of Trust and By-Laws of the Trust, with the Prospectus and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

             (iv) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Portfolio, and will place orders with or through such persons, banks, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) as it may determine and as authorized by applicable law to carry out the policy with respect to brokerage as set forth in the

        Portfolio's Prospectus or as the Board of Trustees may direct from time to time. The Subadviser, as agent for the Portfolio, may execute industry standard agreements with banks, brokers, dealers, or futures commission merchants that are necessary for it to perform its duties under this Agreement although it shall remain responsible for the provisions thereof, subject to the standard of care described in paragraph 4 of this Agreement. In providing the Portfolio with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Portfolio's investment transaction business. It is also understood that it is desirable for the Portfolio that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Portfolio with such brokers or futures commission merchants, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

             On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

             (v) The Subadviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11)and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Portfolio with respect to any matter discussed herein, including, without limitation, the valuation of the Portfolio's securities.

             (vi) The Subadviser shall provide the Portfolio's Custodian on each business day with information relating to all transactions concerning the portion of the Portfolio's assets it manages, and shall provide the Manager with such information upon request of the Manager.

             (vii) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Portfolio in a "manager-of-managers" style, the Manager will, among other things,
        (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser; (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated; and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

             During the term of the Agreement and for one year thereafter, the Manager and the Subadviser each agrees to keep confidential any and all written or oral information that it may be provided regarding the other, including its structure, management, work flows, organization, financial controls and condition, personnel and other information that is not publicly available and that is valuable and confidential to such party (collectively, "Confidential Information"). Each party also agrees to have in effect, and enforce, rules and policies designed to protect against unauthorized access to or use of the Confidential Information. Each party agrees to disclose the Confidential Information to its employees and agents only to the extent necessary to carry out the purpose for which the Confidential Information is disclosed.

             This clause shall not be construed to preclude the parties from providing information which they are bound to disclose under compulsion of law, or where requested by regulatory agencies, or, if necessary, to banks, brokers and other counterparties used to effect transactions, or to professional advisers where reasonably necessary for the performance of their professional services.

             (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

             (c) The Subadviser shall keep the Portfolio's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Portfolio are the property of the Portfolio, and the Subadviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

             (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

             (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

          3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Portfolio's average daily net assets of the portion of the Portfolio managed by the Subadviser as described in the attached Schedule A.

          4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust, on behalf of the Portfolio, at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the

     Portfolio, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. Any such termination shall be without prejudice to the completion of transactions initiated by the Subadviser prior to the date of termination. The Subadviser's fees shall be prorated to the date of termination as specified in the attached Schedule A. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser.

          Any notice or other communication required to be given pursuant to
     Section 5 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,
     Attention: Secretary; (2) to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 200 Park Avenue, New York, NY 10166, Attention: Michael Wyne, Director of Operations.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Portfolio to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

          8. This Agreement may be amended by mutual consent, but the consent of the Portfolio must be obtained in conformity with the requirements of the 1940 Act.

          9. This Agreement shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC

                                          By /s/ ROBERT F. GUNIA
                                            ------------------------------------
                                            Robert F. Gunia
                                            Executive Vice President

                                          FISCHER FRANCIS TREES & WATTS, INC.

                                          By /s/ STEPHEN C. FRANCIS
                                            ------------------------------------
                                            Stephen C. Francis
                                            Vice Chairman

                                                                       EXHIBIT A

COMPENSATION SCHEDULE

     Annual fee payable to the Subadviser as a percentage of average daily net assets of the Portfolio managed by the Subadviser:

     0.30% on the Portfolio's assets managed by the Subadviser.

                                                                       EXHIBIT B

                            MANAGEMENT OF THE TRUST

THE MANAGER

     Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust's Manager under a management agreement (the Management Agreement) dated as of November 9, 1992, and renewed thereafter as required by the Investment Company Act.

     The Management Agreement was last approved by the Trustees of the Trust, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 24, 2000. The Management Agreement was approved by the sole shareholder of the Trust on October 14, 1992.

TERMS OF THE MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement for the Trust, PIFM is subject to the supervision of the Trustees and, in conformity with the stated policies of the Trust, manages both the investment operations of the Trust, and the composition of the Trust's portfolios, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

     The Manager reviews the performance of all subadvisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PIFM is obligated to keep certain books and records of the Trust. PIFM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trust's custodian and Prudential Mutual Fund Services LLC (PMFS), the Trust's transfer and dividend disbursing agent. The management services of PIFM for the Trust are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.

     PIFM has authorized any of its directors, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. All services furnished by PIFM under the Management Agreement may be furnished by any such directors, officers or employees of PIFM.

     In connection with its management of the business affairs of the Trust, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of PIFM or each portfolio's subadviser(s);

          (b) all expenses incurred by PIFM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

          (c) the fees payable to each subadviser pursuant to the subadvisory agreements between PIFM and the subadviser.

     For its services, PIFM is compensated by each portfolio of the Trust. The table below sets forth the annual management fee for the Portfolio (shown as a percentage of the average daily net assets of the Portfolio).

                                                              MANAGEMENT
PORTFOLIO                                                        FEE
---------                                                     ----------
International Bond Portfolio................................     .50%

     The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Trust. No such reductions were required during the Trust's last fiscal year. No jurisdiction currently limits the Trust's expenses.

     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's subadvisers, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust's shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Trust, by vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Trust.

INFORMATION ABOUT PIFM

     PIFM is a wholly-owned subsidiary of PIFM Holdco, Inc, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PIFM is organized in New York as a limited liability company.

     PIFM acts as manager for the following investment companies, in addition to the Trust:

     Open End Management Investment Companies: Prudential Equity Fund, Inc., Prudential Index Series Fund (Prudential Stock Index Fund), The Prudential Investment Portfolios, Inc. (Prudential Jennison Equity Opportunity Fund, and Prudential Jennison Value Fund), Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc. (Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Technology Fund, and Prudential Utility Fund), Prudential Small Company Fund, Inc., Prudential Tax-

Managed Funds (Prudential Tax-Managed Equity Fund), Prudential Tax-Managed Managed Small-Cap Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Value Fund, Inc., Prudential Value Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Value Equity Fund), Target Funds (Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund, Small Capitalization Value Fund, International Equity Fund and Total Return Bond
Fund), Prudential Diversified Funds (Conservative Growth Fund, Moderate Growth Fund, and High Growth Fund), The Prudential Investment Portfolios, Inc. (Prudential Active Balanced Fund), Prudential Europe Growth Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential World Fund, Inc. (Prudential Global Growth Fund, Prudential International Value Fund, and Prudential Jennison International Growth Fund), Global Utility Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Short-Term Corporate Bond Fund, Inc. (Income Portfolio), Prudential Total Return Bond Fund, Inc., Prudential California Municipal Fund (California Series and California Income Series), Prudential Municipal Bond Fund (High Income Series and Insured Series), Prudential Municipal Series Fund (Florida Series, New Jersey Series, New York Series and Pennsylvania Series), Prudential National Municipals Fund, Inc., Cash Accumulation Trust (Liquid Assets Fund and National Money Market Fund), Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series), Prudential Special Money Market Fund, Inc. (Money Market Series), Prudential MoneyMart Assets, Inc., Prudential Tax-Free Money Fund, Inc., Prudential California -Municipal Fund (California Money Market Series), Prudential Municipal Series Fund (New Jersey Money Market Series and New York Money Market Series); COMMAND Funds (COMMAND Money Fund, COMMAND Government Fund, and COMMAND Tax-Free Fund), Institutional Money Market Funds: Prudential Institutional Liquidity Portfolio, Inc. (Institutional Money Market Series), Strategic Partners Series (Strategic Partners Focused Value Fund and the Strategic Partners New Era Value Fund).

     Closed-End Management Companies: First Financial Fund, Inc. and The High Yield Income Fund, Inc.

PIFM'S DIRECTORS AND OFFICERS

     The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME                                        POSITION WITH PIFM                  PRINCIPAL OCCUPATIONS
----                                        ------------------                  ---------------------
David R. Odenath, Jr..............  Officer in Charge, President, Chief  Officer in Charge, President, Chief
                                      Executive Officer and Chief          Executive Officer and Chief
                                      Operating Officer                    Operating Officer, PIFM; Senior
                                                                           Vice President, The Prudential
                                                                           Insurance Company of America
                                                                           (Prudential)
Catherine Brauer..................  Executive Vice President             Executive Vice President
Robert F. Gunia...................  Executive Vice President, Chief      Executive Vice President & Chief
                                      Administrative Officer and           Administrative Officer, PIFM;
                                      Treasurer                            Vice President, Prudential;
                                                                           President, Prudential Investment
                                                                           Management Services LLC (PIMS)
William V. Healey.................  Executive Vice President, Chief      Executive Vice President, Chief
                                      Legal Officer and Secretary        Legal Officer and Secretary, PIFM;
                                                                           Vice President and Associate
                                                                           General Counsel, Prudential;
                                                                           Senior Vice President,Chief Legal
                                                                           Officer and Secretary, PIMS

NAME                                        POSITION WITH PIFM                  PRINCIPAL OCCUPATIONS
----                                        ------------------                  ---------------------
Marc Levine.......................  Executive Vice President             Executive Vice President
Judy A. Rice......................  Executive Vice President             Executive Vice President
Lynn M. Waldvogel.................  Executive Vice President             Executive Vice President

THE DISTRIBUTOR AND TRANSFER AGENT

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trust. PIMS is a subsidiary of Prudential.

     The Trust's transfer agent is PMFS, 194 Wood Avenue South, Iselin, New Jersey 08830. PMFS received $35,000 for its services in connection with the International Bond Portfolio of Target during the fiscal year ended December 31, 2000.

BROKERAGE

     During the fiscal year ended December 31, 2000, the International Bond Portfolio of Target paid no commissions to Prudential Securities Corporation.

                                                                       EXHIBIT C

                              OFFICER INFORMATION

NAME (AGE)                            OFFICE(S) WITH THE TRUST             PRINCIPAL OCCUPATIONS
----------                            ------------------------             ---------------------
David R. Odenath, Jr. (42)........  Trustee and President         President (since June 1999) of
                                                                  Prudential Investments; Officer in
                                                                    Charge, President, Chief Executive
                                                                    Officer and Chief Operating Officer
                                                                    (since June 1999) of Prudential
                                                                    Investments Fund Management LLC PIFM;
                                                                    Senior Vice President (since June
                                                                    1999), Prudential; formerly Senior
                                                                    Vice President (August 1993-May 1999),
                                                                    PaineWebber Group, Inc.
Robert F. Gunia (54)..............  Trustee and Vice President    Executive Vice President and Chief
                                                                    Administrative Officer (since June
                                                                    1999) of Prudential Investments;
                                                                    Executive Vice President and Treasurer
                                                                    (since December 1996) of PIFM;
                                                                    President (since April 1999) of
                                                                    Prudential Investment Management
                                                                    Services LLC (PIMS); formerly
                                                                    Corporate Vice President (September
                                                                    1997-March 1999) of The Prudential
                                                                    Insurance Company of America
                                                                    (Prudential); Senior Vice President
                                                                    (March 1987-May 1999) of Prudential
                                                                    Securities Incorporated (Prudential
                                                                    Securities); and Chief Administrative
                                                                    Officer (July 1990-September 1996),
                                                                    Director (January 1989-September
                                                                    1996), and Executive Vice President,
                                                                    Treasurer and Chief Financial Officer
                                                                    (June 1987-September 1996) of
                                                                    Prudential Mutual Fund Management,
                                                                    Inc.; Vice President and Director
                                                                    (since May 1989) of The Asia Pacific
                                                                    Fund, Inc.
Grace C. Torres (41)..............  Treasurer and Principal       First Vice President (since December
                                      Financial and Accounting    1996) of PIFM; First Vice President
                                      Officer                       (since March 1993) of Prudential
                                                                    Securities; formerly First Vice
                                                                    President (March 1994-September 1996)
                                                                    of Prudential Mutual Fund Management,
                                                                    Inc.
George P. Attisano (45)...........  Secretary                     Vice President and Corporate Counsel
                                                                  (since January 2001) of Prudential;
                                                                    formerly Assistant General Counsel
                                                                    (September 2000-January 2001) of
                                                                    Prudential; formerly Associate
                                                                    Attorney (April 1998-September 2000)
                                                                    of Kramer Levin Naftalis & Frankel
                                                                    LLP; Associate Attorney (September
                                                                    1996-April 1998) of Willkie Farr &
                                                                    Gallagher; Counsel (September
                                                                    1995-September 1996) of The Dreyfus
                                                                    Corporation (Dreyfus).

NAME (AGE)                            OFFICE(S) WITH THE TRUST             PRINCIPAL OCCUPATIONS
----------                            ------------------------             ---------------------
William V. Healey (47)............  Assistant Secretary           Vice President and Associate General
                                                                    Counsel of Prudential and Chief Legal
                                                                    Officer of Prudential Investments
                                                                    (since August 1998); Director, ICI
                                                                    Mutual Insurance Company (since June
                                                                    1999); formerly Associate General
                                                                    Counsel of Dreyfus, a subsidiary of
                                                                    Mellon Bank, N.A. (Mellon Bank), and
                                                                    an officer and/or director of various
                                                                    affiliates of Mellon Bank and Dreyfus.

                                                                       EXHIBIT D


                          OTHER FUNDS MANAGED BY FFTW


     The following table sets forth information relating to the only other registered investment company portfolio for which FFTW acts as investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolio.



                                                                                  APPROXIMATE
                                                                                NET ASSETS AS OF
FUND                                                          MANAGEMENT FEE     APRIL 30, 2001
----                                                          --------------    ----------------
FFTW Funds, Inc. International Portfolio                           0.40%          $118 million


                                FFTW MANAGEMENT

     The following table sets forth the name and principal occupation of the principal executive officer and the directors of FFTW.


                  NAME AND ADDRESS                        POSITION WITH FFTW AND PRINCIPAL OCCUPATION
                  ----------------                        -------------------------------------------
Liaquat Ahamed                                         Chief Executive Officer, Chief Investment Officer
  Fischer Francis Trees & Watts Inc.                   and Member of the Board of Directors
  200 Park Avenue
  46th Floor
  New York, NY 10166
Stephen Casper                                         Chief Operating Officer, Chief Financial Officer
  Fischer Francis Trees & Watts Inc.                   and Member of the Board of Directors
  200 Park Avenue
  46th Floor
  New York, NY 10166
John Watts                                             Chairman of the Board of Directors
  Fischer Francis Trees & Watts Inc.
  200 Park Avenue
  46th Floor
  New York, NY 10166
Stephen Francis                                        Chief Risk Oversight Officer and Vice Chairman of
  Fischer Francis Trees & Watts Inc.                   the Board of Directors
  200 Park Avenue
  46th Floor
  New York, NY 10166
Stephen Constantine                                    Managing Director Business Development and Member
  Fischer Francis Trees & Watts Inc.                   of the Board of Directors
  200 Park Avenue
  46th Floor
  New York, NY 10166
O. John Olcay                                          Managing Director and Vice Chairman of the Board
  Fischer Francis Trees & Watts Inc.                   of Directors
  3 Royal Court
  London EC3V 3RA
  United Kingdom
Simon Hard                                             Managing Director and Member of the Board of
  Fischer Francis Trees & Watts KK                     Directors
  Fukoku Seimei Building 21F
  2-2 Uchisaiwaicho 2-chome
  Chiyoda-Ku Tokyo 100
  Japan

                  NAME AND ADDRESS                        POSITION WITH FFTW AND PRINCIPAL OCCUPATION
                  ----------------                        -------------------------------------------
Guilles de Vaugrineuse                                 Member of the Board of Directors and Chairman of
  BNP Paribas Asset Management                         BNP Paribas Asset Management
  Les Collines de L'Arche - La Defense
  Paris CEDEX 09
  France
Vivien Levy-Garboua                                    Member of the Board of Directors and BNP Paribas
  BNP Paribas Asset Management                         Asset Management, Directeur Generale of Private
  33 Rue du Quatre Septembre                           Banking, Asset Management Securities Services,
  Paris 75002                                          Insurance and Real Estate
  France



                                PARENTS OF FFTW


     The following table sets forth the name and address of the parent companies of FFTW:


NAME AND ADDRESS                                                           STATUS
----------------                                                           ------
Charter Atlantic Corporation                           Sole shareholder of FFTW
  200 Park Avenue
  New York, New York 10166



                                       D-2